UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )

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WATERSTONE FINANCIAL, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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March 26, 2010

Dear Fellow Shareholder,

We invite you to attend the Waterstone Financial, Inc. Annual Meeting of Shareholders, which will be held at WaterStone Bank SSB, 11200 W. Plank Ct., Wauwatosa, Wisconsin at 10:00 a.m., Central Time, on Tuesday, May 11, 2010.

We are once again furnishing proxy materials to our shareholders over the Internet, as permitted by rules adopted by the Securities and Exchange Commission.  You may read, print and download our 2009 Annual Report to Shareholders on Form 10-K and our Proxy Statement at www.proxyvote.com.  On March 26, we mailed our shareholders a notice containing instructions on how to access these materials and how to vote their shares online.  The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by e-mail.  If you requested your materials via e-mail, the e-mail contains voting instructions and links to the materials on the internet.

You may vote your shares by internet, by telephone, by regular mail or in person at the Annual Meeting.  Instructions regarding the various methods of voting are contained on the notice and on the Proxy Card.

The proxy materials describe the formal business to be transacted at the Annual Meeting.  Included in the materials is our Annual Report on Form 10-K, which contains detailed information concerning our activities and operating performance.

On behalf of the Board, we request that you vote your shares now, even if you currently plan to attend the Annual Meeting.  This will not prevent you from voting in person, but will assure that your vote is counted.

Sincerely,

DOUGLAS S. GORDON
Chief Executive Officer

WATERSTONE FINANCIAL, INC.
PROXY STATEMENT
SOLICITATION AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
PROPOSAL I - THE ELECTION OF DIRECTORS
COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY OF COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS
OUTSTANDING EQUITY AWARDS AT YEAR-END
PENSION BENEFITS
NONQUALIFIED DEFERRED COMPENSATION
DIRECTOR COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
CERTAIN TRANSACTIONS WITH WATERSTONE FINANCIAL
REPORT OF THE AUDIT COMMITTEE
PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC
                           ACCOUNTING FIRM
SHAREHOLDER PROPOSALS AND NOTICES

WATERSTONE FINANCIAL, INC.

11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
(414) 761-1000

______________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 11, 2010

_____________________________

To the Shareholders of Waterstone Financial, Inc.:

The 2009 annual meeting of shareholders of Waterstone Financial, Inc. will be held on Tuesday, May 11, 2010, at 10:00 a.m., Central Time, at WaterStone Bank SSB, 11200 W. Plank Ct., Wauwatosa, Wisconsin for the following purposes:

(1)	Electing one director to serve for a term expiring in 2013; and
(2)	Ratifying the selection of KPMG LLP as Waterstone Financial, Inc.’s independent registered public accounting firm; and
(3)	Transacting such other business as may properly come before the annual meeting or any adjournment thereof.

The board of directors has fixed the close of business on March 16, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.  Only shareholders of record at the close of business on that date will be entitled to vote at the annual meeting.  Lamplighter Financial, MHC, our mutual holding company, owns 74% of our outstanding shares and intends to vote its shares in favor of the proposals described in this Proxy Statement.

We call your attention to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the annual meeting.  Please read it carefully.

              By Order of the Board of Directors

              William F. Bruss
              Senior Vice President and Secretary
Wauwatosa, Wisconsin
March 26, 2010

PROXY STATEMENT

WATERSTONE FINANCIAL, INC.
11200 W. Plank Ct.
Wauwatosa, Wisconsin 53226
(414) 761-1000
______________________

SOLICITATION AND VOTING

This Proxy Statement and accompanying Proxy Card are furnished to the shareholders of Waterstone Financial, Inc. in connection with the solicitation of proxies by the Waterstone Financial board of directors for use at the annual meeting of Waterstone Financial shareholders on Tuesday, May 11, 2010, and at any adjournment of the meeting.  The 2009 Annual Report on Form 10-K is attached to the Proxy Statement and contains business and financial information concerning us.  Our proxy materials are being made available to shareholders on or about March 26, 2010.

Record Date and Meeting Information.  The board of directors has fixed the close of business on March 16, 2010 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and any adjournment thereof.  Only holders of record of our common stock, the only class of voting stock of Waterstone Financial outstanding, on the record date are entitled to notice of and to vote at the annual meeting.  Each share of common stock is entitled to one vote.  At the record date, there were 31,250,097 shares of common stock issued and outstanding.

The board of directors of Waterstone Financial knows of no matters to be acted upon at the annual meeting other than as set forth in the notice attached to this Proxy Statement.  If any other matters properly come before the annual meeting, or any adjournment thereof, it is the intention of the persons named in the proxy to vote such proxies in accordance with their best judgment on such matters.

Voting Your Shares.  Any shareholder entitled to vote at the annual meeting may vote either in person, by a properly executed proxy, online or by telephone as described in the notice to shareholders and the proxy card.  Shares represented by properly executed proxies received by Waterstone Financial will be voted at the annual meeting, or any adjournment thereof, in accordance with the terms of such proxies, unless revoked.  If no voting instructions are given on a properly executed proxy, the shares will be voted FOR the election of management’s director nominee and FOR the ratification of KPMG LLP as our independent registered public accounting firm.

A shareholder may revoke a proxy at any time prior to the time when it is voted by filing a written notice of revocation with our corporate secretary at the address set forth above, by delivering a properly executed proxy bearing a later date, using the internet or telephone voting options explained on the Proxy Card, or by voting in person at the annual meeting.  Attendance at the annual meeting will not in itself constitute revocation of a proxy.  If you are a shareholder whose shares are not registered in your name, you will need appropriate documentation from your record holder in order to vote in person at the annual meeting.

Shares in Employee Plans.  Any shareholder who owns shares through an allocation to that person’s account under the WaterStone Bank Employee Stock Ownership Plan (the "ESOP") will receive a separate Proxy Card to instruct the ESOP’s Trustee how to vote those shares.  The ESOP Trustee, Marshall & Ilsley Trust Company NA, will vote shares allocated to those employees’ ESOP accounts in accordance with the participant’s voting instructions on the proxies.  The ESOP administrator may vote, in its discretion, unallocated ESOP shares and any allocated ESOP shares which are not voted by the individuals to whom they are allocated.  It is expected that those shares will be voted for all nominees and proposals.

Shares Held by Charitable Foundation.  Under applicable regulations and the terms of the Plan of Reorganization pursuant to which WaterStone Bank converted into the mutual holding company form, the Waukesha County Community Foundation, Inc. must vote all shares of Waterstone Financial common stock held by it in the same ratio as all other shares of Waterstone Financial voted on each proposal by Waterstone Financial shareholders.  On the record date, the Waukesha County Community Foundation held 31,442 shares of Waterstone Financial common stock.

Quorum and Required Vote.  A majority of the votes entitled to be cast by the shares entitled to vote, represented in person or by proxy, will constitute a quorum of shareholders at the annual meeting.  Shares for which authority is withheld to vote for director nominees and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of establishing a quorum.  The inspector of election appointed by the board of directors will count the votes and ballots at the annual meeting.

A plurality of the votes cast at the annual meeting by the holders of shares of common stock entitled to vote is required for the election of directors.  In other words, the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors in a class to be chosen at the annual meeting.  With respect to the election of directors, any shares not voted, whether by withheld authority, broker non-vote or otherwise, will have no effect on the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a comparatively larger number of votes.

The affirmative vote of a majority of shareholders present at the annual meeting in person or by proxy is required to approve KPMG, LLP as our independent registered public accounting firm for the year ending December 31, 2010, without regard to broker non-votes or proxies marked “Abstain”.

Lamplighter Financial MHC owns 74% of the outstanding shares of Waterstone Financial common stock.  Lamplighter Financial MHC intends to vote all of its shares in favor of the proposals, which means that passage is assured.

Expenses and Solicitation.  We will pay expenses in connection with the solicitation of proxies.  Proxies will be solicited principally by mail, but may also be solicited by our directors, officers and other employees in person or by telephone, facsimile or other means of communication.  Those directors, officers and employees will receive no compensation therefor in addition to their regular compensation, but may be reimbursed for their related out-of-pocket expenses.  Brokers, dealers, banks, or their nominees, who hold common stock on behalf of another will be asked to send proxy materials and related documents to the beneficial owners of such stock, and we will reimburse those persons for their reasonable expenses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The table below sets forth information regarding the beneficial ownership of Waterstone Financial common stock on the record date by each director and nominee for director, by each executive officer named in the Summary Compensation Table below and by all of our directors and executive officers as a group.  None of the shares beneficially owned by our directors or officers are pledged as collateral for loans.

Name of Beneficial Owner	Number of Shares and Nature of Beneficial Ownership (1)(2)	Percent of Class

Lamplighter Financial, MHC (4)	23,050,183	73.76%

Rebecca M. Arndt	31,655	*
William F. Bruss	56,120	*
Thomas E. Dalum	68,351	*
Eric J. Egenhoefer	8,935	*
Douglas S. Gordon	308,185	*
Michael L. Hansen	220,844	*
Richard C. Larson	70,340	*
Patrick S. Lawton	173,275	*
Stephen J. Schmidt	56,500	*

All directors and executive officers as a group (9 persons) (3)	1,374,963	4.36%
__________________
*	Less than 1.0%
(1)
Unless otherwise noted, the specified persons have sole voting and dispositive power as to the shares.  Number of shares identified as indirect beneficial ownership with shared voting and dispositive power: Ms. Arndt – 5,467; Mr. Bruss – 12,620; Mr. Dalum – 13,351; Mr. Gordon – 18,056; Mr. Hansen – 170,000; Mr. Larson – 12,840; Mr. Lawton – 19,600; group – 632,692.  See also note (3) below.

(2)
Includes the following shares underlying options which are exercisable within 60 days of the record date:  Ms. Arndt – 15,000; Messrs. Bruss, Dalum, Hansen, Larson, Lawton and Schmidt – 30,000 shares each; Mr. Gordon – 150,000; all directors and executive officers as a group – 345,000.

(3)
The total for the group (but not any individual) includes 380,758 unallocated shares held in the ESOP, as to which voting and dispositive power is shared.  As administrator, WaterStone Bank (through its board) may vote, in its discretion, shares which have not yet been allocated to participants.  Employees may vote the shares allocated to their accounts; the administrator will vote unvoted shares in its discretion.  Allocated shares are included only if allocated to named executive officers, in which case they are included in those individuals' (and the group's) beneficial ownership.

(4)	The mailing address of Lamplighter Financial, MHC is 11200 W Plank Ct., Wauwatosa, WI 53226.

The above beneficial ownership information is based on data furnished by the specified persons and is determined in accordance with Rule 13d-3 under the Securities Exchange Act, as required for purposes of this Proxy Statement.  It is not necessarily to be construed as an admission of beneficial ownership for other purposes.

PROPOSAL I – THE ELECTION OF DIRECTORS

Our charter provides that the number of directors of Waterstone Financial shall be between five and fifteen, as determined by the board of directors and set forth in our bylaws.  At each annual meeting the term of office of one class of directors expires and a class of directors is elected to serve for a term of three years or until their successors are elected and qualified.  Mr. Dalum, the director whose term expires at the annual meeting, is being nominated for re-election as a director for a term expiring in 2013.  Shares represented by proxies will be voted FOR the election of the nominee unless otherwise specified by the executing shareholder.  If the nominee declines or is unable to act as a director, which we do not foresee, proxies may be voted with discretionary authority for a substitute nominee designated by the board.

Information regarding the nominee and the directors whose terms continue is set forth in the following table.  The board of directors unanimously recommends that shareholders vote FOR the election of the director nominee listed below.

Name and Age	Principal Occupation and Business Experience (1)	Director Since (2)

	Nominee for Term expiring in 2013

Thomas E. Dalum, 69 (4)(5)(6)	Chairman of UELC, an equipment leasing company and of DUECO, an equipment manufacturer and distributor. Mr. Dalum brings his strong entrepreneurial background, his solid history of community involvement and public service plus 30 years of experience as a director to the Waterstone Financial board of directors. Mr. Dalum has a B.A. from the University of Notre Dame and an M.B.A. from Northwestern University.	1979

	Continuing Directors —Terms expire in 2012

Douglas S. Gordon, 52	Chief Executive Officer and President of Waterstone Financial and WaterStone Bank since January 2007; President and Chief Operating Officer of WaterStone Bank prior to 2007 and beginning in 2005; Real estate investor. Mr. Gordon brings extensive prior banking experience as an executive officer at M&I Bank and at Security Savings Bank. He has extensive first hand knowledge and experience with the Company’s lending markets and its customers. Mr. Gordon has a B.A. from the University of Wisconsin – Parkside and an M.B.A. from Marquette University.	2005

Patrick S. Lawton, 53 (3)(4)(5)(6)	Managing Director of Fixed Income Capital Markets for Robert W. Baird & Co., Incorporated. As an R.W. Baird Managing Director, Mr. Lawton brings his investment portfolio expertise to the board of directors. Mr. Lawton has a B.S.B.A. and an M.B.A. from Marquette University.	2000

	Continuing Directors - Terms expiring in 2011

Michael L. Hansen, 58 (4)(5)(6)	Business investor; current significant ownership interest in Eagle Metal Finishing LLC, Mid-States Contracting, Inc., and Midwest Metals LLC. In addition to extensive entrepreneurial experience, Mr. Hansen is a C.P.A. with 13 years of audit and tax experience at an international public accounting firm. Mr. Hansen brings this experience to the board of directors and to the audit committee in particular. Mr. Hansen has a B.B.A. from the University of Notre Dame.	2003

Stephen J. Schmidt, 48 (4)(5)(6)	President of Schmidt and Bartelt Funeral and Cremation Services. Mr. Schmidt has solid entrepreneurial experience and extensive community contact throughout the communities served by WaterStone Bank. Mr. Schmidt has an Associates Degree from the New England Institute and a B.A. from the University of Wisconsin – Stevens Point.	2002
________________
(1)  Unless otherwise noted, all directors have been employed in their respective principal occupations listed for at least the past five years.
(2)  Indicates the date when director was first elected to the board of WaterStone Bank.  Each of these persons became a director of
      Waterstone Financial in 2005.
(3) Chairman of the Board and of WaterStone Bank, effective January 1, 2007.
(4) Member of the Compensation Committee, of which Mr. Lawton is Chairman.
(5) Member of the Nominating Committee, of which Mr. Schmidt is Chairman.
(6) Member of the Audit Committee, of which Mr. Hansen is Chairman.

Information regarding named executive officers who are not directors of Waterstone Financial is set forth in the following table.

Name and Age	Offices and Positions with Waterstone Financial and WaterStone Bank	Executive Officer Since
Richard C. Larson, 53	Chief Financial Officer and Senior Vice President of Waterstone Financial and of WaterStone Bank	1990
William F. Bruss, 40	General Counsel, Senior Vice President and Secretary of Waterstone Financial and of WaterStone Bank	2005
Rebecca M. Arndt, 42	Vice President – Retail Operations of WaterStone Bank previously First Vice President, Retail Banking at Ozaukee Bank	2006
Eric J. Egenhoefer, 34	President of Waterstone Mortgage Corporation	2008

Board Meetings and Committees

The Waterstone Financial board of directors met four times during the year ended December 31, 2009 on behalf of Waterstone Financial and an additional 12 times in their capacity as directors of WaterStone Bank. The board of directors consists of a majority of “independent directors” within the meaning of the NASDAQ corporate governance listing standards.  The board of directors has determined that Messrs. Dalum, Hansen, Lawton and Schmidt are “independent” directors within the meaning of such standards.  In evaluating the independence of our independent directors, we found no transactions between us and our independent directors that are not required to be reported in this Proxy Statement and that had an impact on our determination as to the independence of our directors.  Therefore, all members of the Audit, Compensation and Nominating Committees are “independent.”  As part of their meetings, independent directors regularly met without management or non-independent directors present.  Each director attended all meetings of the board and meetings of the committees of the board on which such director served during the year with one exception.  Mr. Dalum was excused from the regular November meeting of the board of directors.

The Audit Committee met eight times during the year ended December 31, 2009.  The board of directors has determined that each member of the Audit Committee meets not only the independence requirements applicable to the committee as prescribed by the NASDAQ corporate governance listing standards, but also by the Securities and Exchange Commission and the Internal Revenue Service.  On behalf of the Audit Committee, Mr. Hansen, its chair, also regularly consults with the Waterstone Financial independent registered public accounting firm about the Waterstone Financial periodic public financial disclosures.  The board believes that all of the members of the Audit Committee have sufficient experience, knowledge and other personal qualities to be "financially literate" and be active, effective and contributing members of the Audit Committee.  Mr. Hansen has been designated an “audit committee financial expert” pursuant to the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission regulations.  See also “Report of the Audit Committee” for other information pertaining to the Audit Committee.

The Compensation Committee, chaired by Mr. Lawton, held three meetings during the year ended December 31, 2009.  Each member of the compensation committee is considered independent as defined in the NASDAQ corporate governance listing standards.  The Compensation Committee has the responsibility for and authority to either establish or recommend to the board: compensation policies and plans; salaries, bonuses and benefits for all officers; salary and benefit levels for employees; determinations with respect to stock options and restricted stock awards; and other personnel policies and procedures.  The Compensation Committee has the authority to delegate the development, implementation and execution of benefit plans to management.  See also “Compensation Discussion and Analysis" and "Compensation Committee Interlocks and Insider Participation” for other information pertaining to the Compensation Committee.

The Nominating and Corporate Governance Committee, chaired by Mr. Schmidt, held one meeting during the year ended December 31, 2009.  Each member of the nominating committee is considered “independent” as defined in the NASDAQ corporate governance listing standards.  Our board of directors has adopted a written charter for the nominating committee.  A copy of the nominating committee charter is also available at our website at http://www.wsbonline.com on the “About Us” tab under the link “Investor Relations – Corporate Governance.”

The functions of the nominating committee include the following:
•	to lead the search for individuals qualified to become members of the board of directors and to select director nominees to be presented for shareholder approval;
•	to review and monitor compliance with the requirements for board independence;
•	to review the committee structure and make recommendations to the board of directors regarding committee membership; and
•	to develop and recommend to the board of directors for its approval a set of corporate governance guidelines.

The nominating committee identifies nominees by first evaluating the current members of the board of directors willing to continue in service.  Current members of the board of directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective.  If any member of the board of directors does not wish to continue in service, or if the committee or the Board decides not to re-nominate a member for re-election, or if the size of the board of directors is increased, the nominating committee would solicit suggestions for director candidates from all board members.

Qualifications of director candidates are described in the Appendix to Nominating Committee Charter.  Factors considered include strength of character, honesty and integrity, an inquiring and independent mind, judgment, skill, diversity, education, experience with businesses and other organizations, the interplay of the candidates’ experience with the experience of other board members and the extent to which the candidate would be a desirable addition to the board and its committees.  Nominees must have a background which demonstrates an understanding of business and financial affairs and the complexities of a business organization.  Although a career in business is not essential, the nominee should have a proven record of competence and accomplishments through leadership in industry, education, the professions or government.  Areas of core competency that should be represented on the board as a whole include accounting and finance, business judgment, management, crisis response, industry knowledge, leadership and strategic vision.

The nominating committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the audit committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an “audit committee financial expert.”

The Nominating and Corporate Governance Committee will consider proposed nominees whose names are submitted to it by shareholders, and it does not intend to evaluate proposed nominees differently depending upon who has made the proposal.  Shareholders can submit the names of qualified candidates for director by writing to our Corporate Secretary at 11200 W Plank Ct, Wauwatosa, WI 53226.  The Corporate Secretary must receive a submission not more than 110 days and not less than 80 days prior to the date of our next annual meeting.  The submission must include the following information:

•	a statement that the writer is a shareholder and is proposing a candidate for consideration by the nominating committee;
•
the name and address of the shareholder as they appear on our books and number of shares of our common stock that are owned beneficially by such shareholder (if the shareholder is not a holder of record, appropriate evidence of the shareholder’s ownership will be required);

•
the name, address and contact information for the candidate, and the number of shares of common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the shareholder’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;
•	such other information regarding the candidate as would be required to be included in the Proxy Statement pursuant to SEC Regulation 14A;
•	a statement detailing any relationship between us and the candidate;
•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;
•	detailed information about any relationship or understanding between the proposing shareholder and the candidate; and
•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

A nomination submitted by a shareholder for presentation at an annual meeting of shareholders will also need to comply with any additional procedural and informational requirements we may adopt in the future.

Waterstone Financial has adopted charters for the Audit, Compensation and Nominating and Corporate Governance Committees.  We will continue to respond to and comply with SEC and NASDAQ Stock Market requirements relating to board committees.  Copies of the charters for our Audit, Compensation and Nominating and Corporate Governance Committees (including director selection criteria) and other corporate governance documents can be found on our website, at www.wsbonline.com, on the “About Us” tab under the link “Investor Relations-Corporate Governance.”  If any of those documents are changed, or related documents adopted, those changes and new documents will be posted on our corporate website at that address.

Other Board and Corporate Governance Matters

Board Leadership Structure and Risk Oversight Role.    The role of chairman of the board of directors and chief executive officer/president of the Company are not currently held by the same person.  The chairman of the board has never been an officer or employee of the Company or the Bank.  The foregoing structure is not mandated by any provision of law or our articles of incorporation or bylaws, but the board of directors currently believes that this structure provides for an appropriate balance of authority between management and the board.  The board of directors reserves the right to establish a different structure in the future.

The board of directors of the Company, all of the members of which are also members of the board of directors of the Bank, is actively involved in the Company's and Bank's risk oversight activities, through the work of numerous committees of the Company and Bank, and the policy approval function of the board of directors of the Bank.

Communications between Shareholders and the Board.  A shareholder who wants to communicate with the board of directors or with any individual director can write to our Corporate Secretary at 11200 W Plank Ct, Wauwatosa, WI 53226, Attention:  Board Administration.  The letter should indicate that the author is a shareholder and if shares are not held of record, should include appropriate evidence of stock ownership.  Depending on the subject matter, management will:

•	forward the communication to the director or directors to whom it is addressed;
•	attempt to handle the inquiry directly, i.e. where it is a request for information about us or it is a stock-related matter; or
•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

At each board meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.

 Director Attendance at Annual Shareholders’ Meeting.  Waterstone Financial expects all of its directors to attend the annual meeting of shareholders.  Last year, all directors attended our annual meeting of shareholders.

Code of Ethics.  Waterstone Financial has adopted a code of ethics that reflects current circumstances and SEC and NASDAQ definitions for such codes.  We have adopted a code of business conduct and ethics for ourselves, WaterStone Bank and other subsidiaries.  Among other things, the code of business conduct and ethics includes provisions regarding honest and ethical conduct, conflicts of interest, full and fair disclosure, compliance with law, and reporting of and sanctions for violations.  The code applies to all directors, officers and employees of Waterstone Financial and subsidiaries.  We have posted a copy of the code of business conduct and ethics on our corporate website, at www.wsbonline.com, on the “About Us” tab under the link “Investor Relations-Corporate Governance.”  As further matters are documented, or if those documents (including the code of business conduct and ethics) are changed, waivers from the code of business conduct and ethics are granted, or new procedures are adopted, those new documents, changes and/or waivers will be posted on the corporate website at that address.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy.  The primary objectives of our executive compensation programs are to attract and retain highly-qualified executives, encourage extraordinary management effort through well-designed incentive opportunities and contribute to the short- and long-term interests of our shareholders. Long-term executive compensation programs include base salary, discretionary bonus and equity incentive awards. The programs are intended to reward the accomplishment of strategic plan goals and objectives as evaluated by members of the Committee.  They are further intended to reward enhanced shareholder value as measured by share price.

Base Salary.  In determining the base salary of executive officers, the committee reviewed, among other things, third party surveys of peer institutions, the historical compensation of those officers under review and performance measures of Waterstone Financial and its subsidiaries.  In evaluating performance in 2006 for calendar 2007 compensation, the committee shifted an additional portion of cash compensation to incentive stock compensation over and above that portion provided by the qualified ESOP.  As a result of the committee’s detailed review and analysis, 2007 base salaries increased by 14% for the named bank executives below while cash bonuses dropped by 56%.  The committee’s 2007 executive base salary review and analysis for calendar 2008 compensation resulted in base salaries remaining unchanged from the prior year.  The committee concluded that the level of base salary did not need to be raised in order to accomplish the objectives noted above.  The committee’s 2008 detailed review and analysis for calendar 2009 resulted in a shift of cash compensation from bonus to base salary.  As a result, 2009 base salaries increased by 18%, however total compensation for named executives decreased by 8%.

Bonus.  Actual bonus amounts have historically been determined on a discretionary basis following a review of our performance and that of the executive in question, are earned over a calendar year and are paid out in January following the end of the calendar year.  In revaluating our long-term executive compensation objectives and related programs, the committee targeted bank executive bonuses at 25% of base salary beginning in 2007.  This is still a significant portion of total compensation and continues to allow discretion before the year-end bonus is paid.  This element of overall compensation is meant to defer a portion of cash compensation to the end of the period.  It allows the committee one final opportunity to evaluate individual performance prior to the payout.  It also serves as a means of retaining executives at least through the payout date.  This target as applied to 2007 base salaries resulted in an additional shift of compensation from cash compensation to incentive stock compensation.  Total 2007 bonuses for named bank executives were 55% below those of the prior year.  The committee left 2008 bonuses unchanged from the prior year in spite of the significant operating loss generated in 2008.  The correlation between the 2008 operating loss and executive compensation is reflected in the equity incentive portion of total compensation.  As a result of the significant operating loss in 2008 and in anticipation of significant WaterStone Bank loan losses in 2009, the committee eliminated all bonus compensation for WaterStone Bank executives.  Only Mr. Egenhoefer, President of Waterstone Mortgage Corporation, was awarded a discretionary bonus due to the significant increase in operating profit generated by that subsidiary.

Equity Incentives.  The committee believes that equity-based compensation can provide an important incentive to executive officers while also aligning their interests with those of shareholders, since the value of the compensation will depend upon stock price performance.  The ESOP, initially established in 2005, and the 2006 Equity Incentive Plan, approved by shareholders in May 2006, provide certain equity-based incentive compensation.  Both restricted stock awards and option awards were granted to directors and executive officers in January 2007 and were reported as a component of their total compensation for 2007.  The committee targeted long-term equity incentives at approximately one-third of total annual compensation for executive management.  With regard to the chief executive officer, the committee targeted long-term equity incentives at more than half of total annual compensation.  The allocation between the restricted stock awards and the option awards was generally an equal split.  This is especially true for newly employed executives.  For those executives that remain with us throughout the vesting period and who are fully vested in our other benefit plans, the allocation between restricted stock awards and option awards was more heavily weighted to the restricted stock awards.  Dividends declared on our stock are paid to the holders of both vested and unvested restricted stock awards.

The initial grants of restricted stock awards and option awards under the 2006 Equity Incentive Plan were made on January 5, 2007.  That date was before fourth quarter operating information was available and was more than a month prior to our fourth quarter earnings release.  The grant price and the exercise price of the option awards granted were equal to the closing market price for our shares of common stock on the grant date.  The equity incentive elements of total compensation very clearly tie to the committee’s objectives of executive retention due to the vesting schedules and to enhanced shareholder value due to the tie to our share value.  There have been no additional grants to executive officers since the initial grant in 2007.

In the event of a change in control, the unvested equity incentive awards held by each recipient will vest automatically.  Vested awards may be immediately cancelled and paid out in cash or stock based upon the highest fair market value per share of the stock during the 60-day period immediately preceding cancellation. A second-step conversion of our mutual holding company to stock form will not be considered a change in control.

The ESOP is a tax-qualified retirement plan that benefits all eligible employees proportionately.  The ESOP was intended to replace our defined benefit pension plan and is not separately considered in the review and evaluation of annual executive compensation.  ESOP allocations are made annually as of December 31 to all eligible employees.  An employee must have completed a full year of service by July 1 and be employed by us on December 31 in order to receive an annual allocation each year.  In the event of plan termination, all allocated benefits become fully vested immediately.  Dividends paid with respect to shares of our stock allocated to participant accounts shall be used to repay any ESOP loan or credited proportionately to participant accounts.

Our chief executive officer had an active role in working with the Compensation Committee to develop overall, long-term compensation programs.  All final decisions were made exclusively by the compensation committee.

Chief Executive Officer Compensation.  Base salary and bonus paid to Douglas S. Gordon for the year ended December 31, 2009 declined by 6.7% from the prior year.  Salary and bonus for the year ended December 31, 2008 was unchanged from 2007.  Salary and bonus for the year ended December 31, 2007 was based on an employment agreement which was allowed to lapse at the end of 2007.  Mr. Gordon’s 2007 base salary of $360,000 was 44% higher than the 2006 base salary paid in his former position as our Chief Operating Officer and WaterStone Bank president.  Mr. Gordon’s bonus compensation earned in 2007 and paid in 2008 was $90,000, 64% less than the bonus earned in 2006 and paid in 2007.  Decreases in Mr. Gordon’s cash compensation from 2006 to 2007 were offset by incentive stock awards issued in 2007.

The employment agreement referred to above was intended to ensure that Mr. Gordon would serve as the president and chief executive officer of Waterstone Financial, of Lamplighter Financial, MHC and of WaterStone Bank through the period ended December 31, 2007.  Mr. Gordon’s long-term commitment to us is now supported by the equity incentive awards issued in 2007 that vest over the five years ending January 5, 2012.

Report of the Compensation Committee on Executive Compensation.  The compensation committee has reviewed and discussed the section of this Proxy Statement entitled “Compensation Discussion and Analysis” with management.  Based on this review and discussion, the compensation committee recommended to the board of directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.

This report has been provided by the compensation committee:
Patrick S. Lawton, Chairman
Thomas E. Dalum
Michael L. Hansen
Stephen J. Schmidt

The following table shows the compensation of Douglas S. Gordon, our principal executive officer, Richard C. Larson, our principal financial officer and three other executive officers who received total compensation of more than $100,000 during the past fiscal year.

SUMMARY COMPENSATION TABLE(1)(2)(3)

Name and Principal Position	Year	Salary ($)(4)	Bonus ($)(5)	Stock Awards ($)(6)	Option Awards ($)(6)	All Other Compensation ($)(7)	Total ($)(8)
Douglas S. Gordon Chief Executive Officer of Waterstone Financial and of WaterStone Bank, 2007; President and Chief Operating Officer of WaterStone Bank, 2006	2009 2008 2007	420,000 360,000 360,000	0 90,000 90,000	0 0 1,767,000	0 0 1,566,983	15,551 42,765 60,311	435,551 492,765 3,844,294
Richard C. Larson Chief Financial Officer of Waterstone Financial and of WaterStone Bank	2009 2008 2007	233,400 200,000 200,000	0 50,000 50,000	0 0 291,555	0 0 313,397	17,986 35,480 48,283	251,386 285,480 903,235
William F. Bruss General Counsel and Senior Vice President of Waterstone Financial and WaterStone Bank	2009 2008 2007	196,700 160,000 160,000	0 40,000 40,000	0 0 238,545	0 0 313,397	14,565 38,851 64,382	211,265 238,851 816,324
Rebecca M. Arndt Bank Vice President, Retail Operations	2009 2008 2007	145,000 120,000 120,000	0 30,000 30,000	0 0 176,700	0 0 156,698	14,199 29,891 43,496	159,199 179,891 526,894
Eric J. Egenhoefer President of Waterstone Mortgage Corporation	2009 2008	179,039 152,644	25,000 20,000	0 0	0 0	0 6,000	204,039 178,644
________________________________
(1)	There was no executive non-equity incentive plan compensation granted.
(2)
The WaterStone Bank defined benefit pension plan was frozen in December 2005.  All future benefits ceased to accrue as of that date.  No additional contributions have been made.  Vested plan benefits were distributed in the first quarter of 2009.

(3)	There were no above-market or preferential earnings on non-qualified deferred compensation plans.
(4)
Salary includes amounts contributed by participants in the WaterStone Bank 401(k) Plan and deferred by participants in the WaterStone Bank Executive Deferred Compensation Plan.  Mr. Gordon’s salary includes 401(k) contributions of $22,000 in 2009 and $20,500 in both 2008 and 2007 plus deferrals under the Executive Deferred Compensation Plan of $108,000 in 2008 and $131,635 in 2007.  Mr. Larson’s salary includes deferrals under the Executive Deferred Compensation Plan of $29,867 in 2007.  Mr. Bruss’ salary includes 401(k) contributions of $10,875 in 2009, $4,800 in 2008 and $6,317 in 2007.  Ms. Arndt’s salary includes 401(k) contributions of $12,174 in 2009, $12,000 in 2008 and $12,058 in 2007.  Mr. Egenhoefer contributed $15,500 to the Waterstone Mortgage Corp 401(k) Plan in both 2009 and 2008.  Amounts deferred are also reported in the Nonqualified Deferred Compensation table which follows.

(5)
Bonus includes $90,000 deferred in 2008 and 2007 by Mr. Gordon as a participant in the WaterStone Bank Executive Deferred Compensation Plan.  These amounts are also reported in the Nonqualified Deferred Compensation table which follows.

(6)	Reflects the aggregate grant-date fair value of the stock and option awards granted during the years shown as calculated in accordance with FASB ASC Topic 718.
(7)
All other 2009 compensation includes ESOP shares valued at $3.28 per share allocated on December 31, 2009 and total $7,713 for each of Messrs. Gordon and Larson, $7,429 for Mr. Bruss and $5,568 for Ms. Arndt.  Mr. Egenhoefer is not eligible to participate in the ESOP.  All other 2008 compensation includes ESOP shares valued at $10.17 per share, allocated on December 31, 2008 and totals $25,400 for Messrs. Gordon, Larson and Bruss and $19,277 for Ms. Arndt.  Mr. Egenhoefer is not eligible to participate in the ESOP.  All other 2007 compensation includes ESOP shares valued at $16.44 per share, allocated on December 31, 2007 and totals $44,412 for Mr. Gordon; $44,584 for Mr. Larson; $43,707 for Mr. Bruss and $30,828 for Ms. Arndt.    All other compensation also includes club membership dues.  Mr. Gordon’s membership dues were $2,621 for 2009, $12,338 for 2008 and $10,549 for 2007; Mr. Larson’s membership dues were $5,104 for 2009, $5,153 for 2008 and $741 for 2007; Mr. Bruss’ membership dues were $109 for 2009, $6,901 for 2008 and $10,208 for 2007; Ms. Arndt’s dues were $1,140 for 2009, $1,100 for 2008 and $1,140 for 2007.  All other compensation includes personal use of company-owned vehicles.  The value of such use amounted to $5,217 in 2009, $5,028 in 2008 and $5,350 in 2007 for Mr. Gordon; $5,169 in 2009, $4,927 in 2008 and $2,959 in 2007 for Mr. Larson; $7,030 in 2009, $6,550 in 2008 and $10,466 in 2007 for Mr. Bruss; $7,490 in 2009, $9,514 in 2008 and $11,528 in 2007 for Ms. Arndt and $6,000 in 2009 and in 2008 for Mr. Egenhoefer.

(8)
Total compensation for 2007 includes the aggregate grant-date fair value of stock and option awards that vest over a period of five years.  The market value of stock awards earned during 2009 which vested on January 5, 2010 was $2.36 per share.  The market value of stock awards earned during 2008 which vested on January 5, 2009 was $3.44 per share.   The market value of stock awards earned during 2007 which vested on January 5, 2008 was $12.28 per share.  This compares to the grant-date fair value stock price of $17.67 per share recorded as compensation expense in the financial statements.  Option awards included in total compensation for 2007 had no intrinsic value when they vested on January 5, 2010, 2009 or 2008 although the grant-date fair value was $6.27 per share.  The market value of ESOP shares allocated to participant accounts as of December 31, 2009 was $2.05 per share , as of December 31, 2008 was $3.35 per share and as of December 31, 2007 was $12,82 per share.  This compares to an average annual stock price of $3.28 per share, $10.17 per share and $16.44 per share recorded as compensation expense in total compensation shown above.

GRANTS OF PLAN-BASED AWARDS

Name (1)	Grant Date	Stock Awards (#)(2)	Option Awards (#)(3)	Exercise Price of Option Awards ($/sh)
Douglas S. Gordon	01/05/2007	100,000	250,000	17.67
Richard C. Larson	01/05/2007	16,500	50,000	17.67
William F. Bruss	01/05/2007	13,500	50,000	17.67
Rebecca M. Arndt	01/05/2007	10,000	25,000	17.67
________________________________
(1)	Mr. Egenhoefer is not eligible to receive option awards or stock awards.
(2)
Amounts in this column represent the total number of restricted stock awards granted in 2007 to the named executives.  The restricted stock awards vest ratably over a five-year period.  Each restricted stock award entitles the individual to receive dividend payments, if any, on the outstanding award.  No restricted stock awards were granted in either 2009 or 2008.

(3)
Amounts in this column represent the total number of stock options granted to the named executive officers.  The stock options vest ratably over a five-year period and expire if not exercised prior to the end of the tenth year.  No stock options were granted in either 2009 or 2008.

OUTSTANDING EQUITY AWARDS AT YEAR-END
December 31, 2009

	Option Awards				Stock Awards
Name (1)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date (2)	Number of Shares That Have Not Vested (#) (3)	Market Value of Shares That Have Not Vested ($) (4)
Douglas S. Gordon	50,000	200,000	17.67	1/5/2017	60,000	123,000
Richard C. Larson	10,000	40,000	17.67	1/5/2017	9,900	20,295
William F. Bruss	10,000	40,000	17.67	1/5/2017	8,100	16,605
Rebecca M. Arndt	5,000	20,000	17.67	1/5/2017	6,000	2,300
________________________________
(1)	Mr. Egenhoefer is not eligible to receive option awards or stock awards.
(2)
Option awards issued under the 2006 Equity Incentive Plan with an expiration date of 10 years from the date of grant.  The exercise price is equal to the closing market price on the grant date.  Options vest in five annual increments of 20% each beginning on the first anniversary of the grant date.

(3)
Consists of restricted shares awarded on January 5, 2007 under the 2006 Equity Incentive Plan.  The restricted shares vest in five annual increments of 20% each beginning on the first anniversary of the initial award.

(4)	Based on the $2.05 per share closing price of our common stock on December 31, 2009, the last trading day of the year.

The following table sets forth information with respect to pension benefits at and for the year ended December 31, 2008 for the named executive officers.

PENSION BENEFITS

Name(1)	Plan Name(2)	Number of Years Credited Service (#)(3)	Present Value of Accumulated Benefit ($)(4)	Payments During Last Fiscal Year ($)(4)
Richard C. Larson	Wisconsin Financial Institutions Employees’ Defined Benefit Pension Plan	15	276,666	276,666
William F. Bruss	Wisconsin Financial Institutions Employees’ Defined Benefit Pension Plan	7	69,923	69,923
_____________________________________
(1)	Mr. Gordon, Ms. Arndt and Mr. Egenhoefer were not eligible to participate in the defined benefit plan.
(2)	The board of directors authorized the freezing of benefits and termination of the defined benefit plan at its December Board meeting in 2005. As such, benefit accruals were immediately discontinued.
(3)	Years of credited service are as of the 2005 plan year end due to the freezing of plan benefits.
(4)
Due to the freezing of plan benefits, vested benefits no longer accrue.  All participants are fully vested in their accrued benefits under this plan.  Vested benefits continue to earn interest through the date of distribution.  The present value of the benefits disclosed is determined as of December 31, 2008.  There was no interest credited to the vested benefits in 2009.  Benefits were paid out in the first quarter of 2009.

WaterStone Bank sponsored a non-contributory defined benefit pension plan intended to satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code.  Employees of WaterStone Bank became eligible to participate in the Plan once they reached age 21 and completed 1,000 hours of service in a consecutive 12-month period.  Participants became fully vested in their accrued benefits under the Plan upon the completion of six years of vesting service.  Participants were credited with one year of vesting service for each plan year in which they completed 1,000 hours of service.

At its December 20, 2005 meeting, the board of directors of WaterStone Bank authorized the freezing and termination of the plan.  The final distributions under the pension plan were made in the first quarter of 2009.

The following table sets forth information with respect to our Executive Deferred Compensation Plan at and for the year ended December 31, 2009.

NONQUALIFIED DEFERRED COMPENSATION

Name(1)	Executive Contributions in Last Fiscal Year ($)(2)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Balance at Last Fiscal Year End ($)
Douglas S. Gordon	-	-	1,021	-
Richard C. Larson	-	-	764	-
________________________________
(1)	Mr. Bruss and Ms. Arndt have not deferred any compensation. Mr. Egenhoefer was not eligible to participate in the Executive Deferred Compensation Plan.
(2)	The plan was amended in 2008 to prohibit deferrals of compensation earned after December 31, 2008.
(3)	All balances were distributed to participants on January 9, 2009.

WaterStone Bank established the WaterStone Bank Executive Deferred Compensation Plan (the "Plan") effective as of September 1, 2006.  The Plan was amended and restated effective as of September 1, 2006 in order to conform to changes in the tax rules under Code Section 409A and the Treasury Regulations thereunder.  On December 16, 2008, the board of directors of the Company approved the WaterStone Bank SSB Second Amendment and Restatement of the Plan.  This Second Amendment and Restatement of the Plan, effective September 1, 2006, adds specified payment dates as a new distribution feature of the Plan, in accordance with the transition rules under Code Section 409A. In addition, effective January 1, 2009, no deferrals with respect to compensation earned on or after January 1, 2009 shall be permitted under this Plan.  All account balances were fully dispersed on January 9, 2009.  Mr. Gordon received $792,657 and Mr. Larson received $24,923.

Other Benefit Plans

           Employee Stock Ownership Plan and Trust. The ESOP became effective on October 4, 2005.  Employees who are at least 21 years old and who have completed at least one year of service are eligible to participate. The ESOP trust borrowed funds from Waterstone Financial for the purchase of 761,515 shares in the open market, which represented 7.5% of the total Waterstone Financial shares sold in the initial public offering and those contributed to the charitable foundation.  The trust does not anticipate purchasing any additional shares at this time.

The common stock purchased by the ESOP serves as collateral for the loan. The loan is being repaid principally from WaterStone Bank discretionary contributions to the ESOP over a period of up to 10 years. The loan documents provide that the loan may be repaid over a shorter period, without penalty for prepayments. The interest rate for the loan is fixed at 5.0% per annum. Shares purchased by the ESOP are held in a suspense account for allocation among participants as the loan is repaid.

Contributions to the ESOP and shares released from the suspense account in an amount proportional to the repayment of the ESOP loan are allocated among ESOP participants on the basis of their compensation in the year of allocation. Benefits under the plan vest in accordance with a graded vesting schedule providing full vesting after the completion of six years of credited service. A participant's interest in his account under the plan fully vests in the event of termination of service due to a participant's normal retirement, death, or disability. Vested benefits are payable in the form of common stock and/or cash and benefits are generally distributable upon a participant's separation from service.

WaterStone Bank contributions to the ESOP are discretionary, subject to the loan terms and tax law limits. In any plan year, WaterStone Bank may make additional discretionary contributions (beyond those necessary to satisfy the loan obligation) to the ESOP for the benefit of plan participants in either cash or shares of common stock, which may be acquired through the purchase of outstanding shares in the market or from individual shareholders or which constitute authorized but unissued shares or shares held in treasury by Waterstone Financial. The timing, amount and manner of discretionary contributions will be affected by several factors, including applicable regulatory policies, the requirements of applicable laws and regulations and market conditions. WaterStone Bank’s contributions to the ESOP are not fixed; therefore, benefits payable under the ESOP cannot be estimated. Pursuant to SOP 93-6, we are required to record compensation expense each year in an amount equal to the fair market value of the shares committed to be released.  During the year ended December 31, 2009, 76,152 shares were allocated to participants in the ESOP, which resulted in compensation expense of $250,000 to WaterStone Bank for the period.

Plan participants are entitled to direct the plan trustee on how to vote common stock credited to their accounts. The trustee votes all allocated shares held in the ESOP as instructed by the plan participants and unallocated shares and allocated shares for which no instructions are received will be voted by the trustee, subject to the fiduciary responsibilities of the trustee.

The ESOP must meet certain requirements of the Internal Revenue Code and the Employee Retirement Income Security Act. WaterStone Bank intends to request a favorable determination letter from the Internal Revenue Service regarding the tax-qualified status of the ESOP during its EGTRRA “Cycle E” remedial amendment period (i.e. between February 1, 2010 and January 31, 2011). WaterStone Bank expects to receive a favorable determination letter, but cannot guarantee that it will.

401(k) Plan. The WaterStone Bank 401(k) Plan is a tax qualified plan under Section 401(a) of the Internal Revenue Code with a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code.  Employees become eligible to make salary reduction contributions to the 401(k) Plan and to receive any matching or discretionary contributions made to the 401(k) Plan by WaterStone Bank on the first January 1, April 1, July 1 or September 1 coinciding with or next following the date that the employee has attained 18 years of age and completed at least three months of service with WaterStone Bank.

Participants may elect to annually contribute up to the lesser of 90% of eligible compensation or $16,500 in calendar year 2009.  WaterStone Bank may make discretionary profit sharing contributions to the 401(k) Plan but has never done so.  Plan participants direct the investment of their accounts in several types of investment funds.  Participants are always 100% vested in their elective deferrals and related earnings.  Participants become vested in any discretionary profit sharing contributions and related earnings in 20% increments, beginning with the completion of two years of service and ending with the completion of six years of service.  Participants are permitted to receive a distribution from the 401(k) Plan only in the form of a lump sum payment.

Set forth below is summary compensation for each of our non-employee directors for the year ended December 31, 2009.

DIRECTOR COMPENSATION

Director	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Total ($)
Patrick S. Lawton Chairman of the Board; Compensation Committee Chairman	39,500	0	0	39,500
Michael L. Hansen Audit Committee Chairman	32,000	0	0	32,000
Stephen J. Schmidt Nominating Committee Chairman	29,500	0	0	29,500
Thomas E. Dalum Director	27,000	0	0	27,000
________________________________
(1)	Includes annual retainer, committee and chairmanship fees.
(2)	Reflects the aggregate grant-date fair value of the stock and option awards granted during 2009 calculated in accordance with FASB ASC Topic 718.

In 2009, we paid each non-officer director an annual retainer of $12,000.  In addition, annual fees paid to both the Chairman of the Board and the Chairman of the Audit Committee totaled $10,000 each while the Chairmen of the Compensation Committee and the Nominating and Corporate Governance Committee each received $7,500.  Finally, each regular non-chairperson member of each of the three committees previously mentioned received an annual fee of $5,000.  These amounts were unchanged from the prior year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, Waterstone Financial directors, its executive officers and any person holding more than 10% of the common stock are required to report their initial ownership of the common stock and any change in that ownership to the SEC.  Specific due dates for these reports have been established and we are required to disclose in this Proxy Statement any failure to file such reports by these dates during the last year.  We believe that all of these filing requirements were satisfied on a timely basis for the year ended December 31, 2009.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of the Compensation Committee was an officer or employee of Waterstone Financial, WaterStone Bank or any subsidiary, nor did any of them have any other reportable interlock.

CERTAIN TRANSACTIONS WITH WATERSTONE FINANCIAL

WaterStone Bank has had, and expects to continue to have, regular business dealings with its officers and directors, as well as their associates and the firms which they serve.  Our historical policy has been that transactions with its directors and executive officers be on terms that are no more beneficial to the director or executive officer than we would provide to unaffiliated third parties.  Under our policies and procedures, all of our transactions with officers and directors require review, approval or ratification by the board of directors.  Directors and executive officers, and their associates, regularly deposit funds with WaterStone Bank; the deposits are made on the same terms and conditions which are offered to other depositors.

In the ordinary course of business, WaterStone Bank makes loans available to its directors, officers and employees.  After six months of continuous employment, full-time employees of WaterStone Bank were entitled to receive a mortgage loan at a reduced interest rate, consistent with applicable laws and regulations.  In December 2005, the Board discontinued the employee loan program for employee loans originated after March 31, 2006.  Employee loans at reduced interest rates originated on or before March 31, 2006 continue on their same terms.

The chart below lists the named executive officers who participated in the employee mortgage loan program as of December 31, 2009 and the terms of the mortgage loans as of that date.  No directors or other executive officers of Waterstone Financial or any Bank subsidiary participated in the employee mortgage loan program during the year ended December 31, 2009.

Named Executive Officer	Maximum Balance During 2009	Balance as of December 31, 2009	Employee Interest Rate	Non-employee Interest Rate
Richard C. Larson	$310,861	$302,785	3.59%	5.75%
William F. Bruss	$306,255	$299,104	3.59%	5.50%

At the time of termination of employment with WaterStone Bank, the interest rate will be adjusted to the non-employee interest rate as set forth in the mortgage note.

Management believes that these loans neither involve more than the normal risk of collection nor present other unfavorable features.  Federal regulations permit executive officers and directors to participate in loan programs that are available to other employees, as long as the director or executive officer is not given preferential treatment compared to other participating employees.  Loans made to directors or executive officers, including any modification of such loans, must be approved by a majority of disinterested members of the board of directors.  The interest rate on loans to directors and officers is the same as that offered to other employees.

Other than described above, since January 1, 2009, the beginning of our last fiscal year, we and our subsidiaries have not had any transaction or series of transactions, or business relationships, nor are any such transactions or relationships proposed, in which the amount involved exceeds $120,000 and in which our directors, executive officers or 5% or more shareholders have a direct or indirect material interest.

REPORT OF THE AUDIT COMMITTEE

The audit committee of the Waterstone Financial board of directors was created in accordance with Section 3(a)(58)(a) of the Exchange Act.  The audit committee’s functions include meeting with our independent registered public accounting firm and making recommendations to the board regarding the independent registered public accounting firm; assessing the adequacy of internal controls, accounting methods and procedures; review of public disclosures required for compliance with securities laws; and consideration and review of various other matters relating to the our financial accounting and reporting.  No member of the audit committee is employed by or has any other material relationship with us other than as a customer or shareholder.  The members are “independent” as defined in Rule 4200(a)(15) of the NASD listing standards for the NASDAQ Stock Market.  The board of directors has adopted a written charter for the audit committee which can be found on our website.

In connection with its function to oversee and monitor our financial reporting process, the audit committee has done the following:

•	reviewed and discussed the audited financial statements for the year ended December 31, 2009 with management;
•	discussed with KPMG LLP, our independent registered public accounting firm, those matters which are required to be discussed by SAS 114 (Codification of Statements on Auditing Standards, AU §380); and
•
received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with KPMG LLP its independence.

This report has been provided by the audit committee:
Michael L. Hansen, Chairman
Thomas E. Dalum
Patrick S. Lawton
Stephen J. Schmidt

Based on the foregoing, the audit committee recommended to the board that those audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2009.

In addition, the audit committee also considered the fees paid to KPMG LLP for services provided by KPMG during year ended December 31, 2009.  Representatives of  KPMG LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.

PROPOSAL II – RATIFICATION OF THE APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of KPMG LLP has audited the books and records of Waterstone Financial as of and for the year ended December 31, 2009; and has served as the Bank’s principal independent accountant since March 12, 2004.  Representatives of  KPMG LLP are expected to be present at the annual meeting to respond to appropriate questions and to make a statement if they so desire.

The Audit Committee of the Board of Directors has selected KPMG LLP as our independent registered public accountants for the fiscal year ending December 31, 2010.  We are submitting the selection of independent registered public accountants for shareholder ratification at the annual meeting.

If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain KPMG LLP, but may still retain them.  Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders.

The following table presents the aggregate fees for professional services by KPMG LLP for the years ended December 31, 2009 and 2008.

	Year Ended December 31, 2009	Year Ended December 31, 2008
Audit Fees (1)	$190,000	$215,000
Audit Related Fees (2)	-	-
Total	$190,000	$215,000
                                                       ____________
(1)	Audit fees consist of professional services rendered by KPMG LLP for the audit of our financial statements and review of our Forms 10-Q.
(2)	None

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget.  The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary.  The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.  All of the fees paid in the audit-related, tax and all other categories were approved per the pre-approval policies.

SHAREHOLDER PROPOSALS AND NOTICES

Shareholder proposals must be received by the Secretary of Waterstone Financial, William F. Bruss, no later than November 25, 2010 in order to be considered for inclusion in next year’s annual meeting proxy materials pursuant to SEC Rule 14a-8.

Under SEC rules relating to the discretionary voting of proxies at shareholder meetings, if a proponent of a matter for shareholder consideration (other than a shareholder proposal) fails to notify Waterstone Financial at least 45 days prior to the month and day of mailing the prior year’s Proxy Statement, then management proxies are allowed to use their discretionary voting authority if a proposal is raised at the annual meeting, without any discussion of the matter in the Proxy Statement.  Therefore, any such matters must be received by February 8, 2011 in the case of the 2011 annual meeting of shareholders.  Waterstone Financial is not aware of any such proposals for the 2010 annual meeting.

Our bylaws provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting.  For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to our Secretary.  To be timely a stockholder’s notice must be delivered to or mailed and received at our principal executive offices no later than 30 days before the date of the meeting.  A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on our books, of the stockholder proposing such business, (c) the class and number of shares of Waterstone Financial, Inc. which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.  The chairman of an annual meeting may, if the facts warrant, determine and declare to the meeting that certain business was not properly brought before the meeting in accordance with the provisions of our Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.  This provision is not a limitation on any other applicable laws and regulations.

                                                 By Order of the Board of Directors

                                                                                                                                                                   William F. Bruss
                                                                                                                                                                 Senior Vice President and Secretary

Wauwatosa, Wisconsin
March 26, 2010

We will provide a copy of the Waterstone Financial Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2009 (without exhibits) without charge to any record or beneficial owner of our common stock on the written request of that person directed to:  Richard C. Larson, Chief Financial Officer, Waterstone Financial, Inc., 11200 W. Plank Ct., Wauwatosa, WI  53226.  The 10-K provides a list of exhibits, which will be provided for a reasonable fee to reflect duplication and mailing costs; exhibits are also available through the SECs website at www.sec.gov.

WATERSTONE FINANCIAL, INC. 11200 W. PLANK COURT WAUWATOSA, WI 53226
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐
1. Election of Directors
Nominees
01 Thomas E. Dalum

The Board of Directors recommends that you vote FOR the following proposal(s):					For	Against	Abstain
2 Ratification of KPMG as the Company's auditors for 2010.					☐	☐	☐

   NOTE:  In their discretion, the proxy holders are authorized to vote on any other business that may properly come before the
   Meeting or any adjournment or postponement thereof as determined by a majority of the Board of Directors.

  Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give your full title.
  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement/ 10k is/are available at www.proxyvote.com.

REVOCABLE PROXY WATERSTONE FINANCIAL, INC. ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 2010 THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Waterstone Financial, Inc. (the “Board of Directors”), and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Waterstone Financial, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (the “Meeting”) to be held at the WaterStone Bank SSB, 11200 West Plank Court, Wauwatosa, Wisconsin on Tuesday, May 11, 2010, at 10:00 a.m., and at any and all adjournments and postponements thereof.

THE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

As a participant in the WaterStone Bank ESOP (the “Plan”), you have the right to direct Marshall & Ilsley Trust Company N.A., the Trustee of the Plan, how to vote the shares of Waterstone Financial, Inc. held for you in the Plan. These shares will be voted at the Annual Meeting of Shareholders or at any and all adjournments or postponements of the Annual Meeting. To give your voting instructions to the Trustee, please complete and return the enclosed voting card. A return envelope is provided for your convenience. If your instructions are not received by May 7, 2010 or if you do not respond, the Trustee will decide how to vote the shares held for you in the Plan. The Trustee will vote these shares as you direct unless doing so would violate the Employee Retirement Income Security Act. The Plan Sponsor will not be informed as to how you or any other participant has directed the Trustee to vote.

Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of Waterstone Financial, Inc., at the Meeting of the shareholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of Waterstone Financial, Inc. or by duly executing a proxy bearing a later date.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Continued and to be signed on reverse side

WATERSTONE FINANCIAL, INC. 11200 W. PLANK COURT WAUWATOSA, WI 53226
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
  THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.     DETACH AND RETURN THIS PORTION ONLY
		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:		☐	☐	☐
1. Election of Directors
Nominees
01 Thomas E. Dalum

The Board of Directors recommends that you vote FOR the following proposal(s):					For	Against	Abstain
2 Ratification of KPMG as the Company's auditors for 2010.					☐	☐	☐

   NOTE:  In their discretion, the proxy holders are authorized to vote on any other business that may properly come before the
   Meeting or any adjournment or postponement thereof as determined by a majority of the Board of Directors.

  Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give your full title.
  Joint owners should each sign personally.  All holders must sign.  If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement/ 10k is/are available at www.proxyvote.com.

REVOCABLE PROXY WATERSTONE FINANCIAL, INC. ANNUAL MEETING OF SHAREHOLDERS ON MAY 11, 2010 THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints the Board of Directors of Waterstone Financial, Inc. (the “Board of Directors”), and each of them, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Waterstone Financial, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders (the “Meeting”) to be held at the WaterStone Bank SSB, 11200 West Plank Court, Wauwatosa, Wisconsin on Tuesday, May 11, 2010, at 10:00 a.m., and at any and all adjournments and postponements thereof.

THE PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND FOR PROPOSAL 2 ON THE REVERSE SIDE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of Waterstone Financial, Inc., at the Meeting of the shareholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of Waterstone Financial, Inc. or by duly executing a proxy bearing a later date.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
Continued and to be signed on reverse side

* * * Exercise Your Right to Vote * * *
IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
WATERSTONE FINANCIAL, INC.	Meeting Type: Annual Meeting For holders as of: March 16, 2010 Date: May 11, 2010 Time: 10:00 AM CDT Location: WaterStone Bank SSB 11200 West Plank Court Wauwatosa, Wisconsin

WATERSTONE FINANCIAL, INC. 11200 W PLANK COURT WAUWATOSA, WI 53226
You are receiving this communication because you hold shares in the company named above.

This is not a ballot.  You cannot use this notice to vote these shares.  This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

------  Before You Vote -------
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
1. Notice & Proxy Statement/ 10K
How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
	1) BY INTERNET:	www.proxyvote.com
	2) BY TELEPHONE:	1-800-579-1639
	3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before April 27, 2010 to facilitate timely delivery.

------  How to Vote -------
Please Choose One of the Following Voting Methods

Vote in Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting.  Please check the meeting materials for any special requirements for meeting attendance.  At the meeting, you will need to request a ballot to vote these shares.

Vote by Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
01	Nominee Thomas E. Dalum

The Board of Directors recommends you vote FOR the following proposal(s):

2 Ratification of KPMG as the Company's auditors for 2010.

NOTE:  In their discretion, the proxy holders are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof as determined by a majority of the Board of Directors.